Exhibit 10.2

                               TRANSFER AGREEMENT

AMONG:

          MARY WOLF, Businessperson, of 1842 East Campo Bello Drive, Phoenix, AZ 85022

          (the "VENDOR")

AND:

          JAMES GEISKOPF, Businessperson of 3250 Oakland Hills Court, Fairfield, California 94534

          (the ("PURCHASER")

AND:

          MACDONALD TUSKEY, having an address at Suite 400 - 570 Granville Street, Vancouver, British Columbia V6C 3P1

          (the "ESCROW AGENT")

WHEREAS:

A. The Vendor is the beneficial owner of shares of common stock of Redstone Literary Agents, Inc. (the "COMPANY");

B. The Purchaser is familiar with and has access to information regarding the Company similar to information that would be available in a registration statement filed by the Company under the Securities Act of 1933 (the "1933 ACT"); and

C. The Vendor has agreed to sell and the Purchaser has agreed to purchase 3,000,000 shares of common stock of the Company (the "SHARES") on the terms and conditions hereinafter set forth in this Agreement.

THEREFORE in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties), the parties covenant and agree as follows:

1. PURCHASE AND SALE

1.1 On the basis of the representations and warranties of the parties to this Agreement and subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Vendor, and the Vendor agrees to sell to the Purchaser, the Shares. The purchase price of the Shares is the sum of US$20,000 (the "PURCHASE PRICE").

1.2 The closing of the purchase and sale of the Shares (the "CLOSING") will take place on or before August 31, 2014 or such other date as may be agreed to by the parties hereto (the "CLOSING DATE").

1.3 Within 10 days of the execution of this Agreement, the Purchaser will deliver to the Escrow Agent the Purchase Price by delivering a bank draft, certified cheque or solicitor's trust account cheque in the amount of the Purchase Price.

1.4 Within 10 days of the execution of this Agreement, the Vendor will deliver to the Escrow Agent, the following documents:

     (a) a share certificate or certificates representing the Shares together with one or more stock transfer powers of attorney, duly endorsed by the Vendor for transfer in form acceptable to the Company's registrar and transfer agent, (collectively, the "SHARE TRANSFER DOCUMENTS"), for the purposes of effecting the registration of the Shares in the name of the Purchaser; and

     (b) all other documents and instruments as the Purchaser may reasonably require.

1.5 Upon receipt of written notice from the Purchaser to the Escrow Agent to proceed to the Closing, the Vendor and the Purchaser hereby authorize and instruct the Escrow Agent to:

     (a) deliver the Purchaser Price to the Vendor, as instructed by the Vendor; and

     (b) deliver the Share Transfer Documents to the Purchaser, as instructed by the Purchaser.

1.6 The Vendor shall be entitled, from time to time, to a letter or receipt from the Escrow Agent stating the number of Shares being held for the Vendor by the Escrow Agent subject to the terms of this Agreement, but such letter or receipt shall not be assignable.

1.7 The Vendor shall not sell, deal in, assign, transfer in any manner whatsoever, or agree to sell, deal in, assign or transfer in any manner whatsoever, any of the Shares, or beneficial ownership of, or any interest in, the Shares, and the Escrow Agent shall not accept or acknowledge any transfer, assignment, declaration of trust or any other document evidencing a change in legal or beneficial ownership of, or interest in, the Shares, except as may be required by reason of the death or bankruptcy of the Vendor, in which case the Escrow Agent shall hold the certificate or certificates representing the Shares subject to this Agreement for whatever person or persons may thus become legally entitled thereto.

1.8 If, during the period in which any of the Share Transfer Documents are retained in trust pursuant hereto, any dividend, other than a dividend paid in common shares of the Company, is received by the Escrow Agent in respect of the Shares, such dividend shall be paid or transferred forthwith to the Vendor. Any common shares of the Company received by the Escrow Agent by way of dividend in respect of the Shares shall be dealt with as if they were Shares subject to this Agreement.

1.9 In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Escrow Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

1.10 The Vendor and the Purchaser agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors and assigns, from and against all loss, costs, charges, suits, demands, claims, damages and expenses (including legal fees) which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent's compliance in good faith with the terms hereof.

1.11 In case proceedings should hereafter be taken in any court respecting the Share Transfer Documents, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security in addition to the indemnity given in Section
1.10 against its costs of such proceedings.

1.12 The Escrow Agent will have no responsibility in respect of loss of the Share Transfer Documents except the duty to exercise such care in the safekeeping thereof as it would exercise if the Share Transfer Documents belonged to the Escrow Agent. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

1.13 In the event that any of the Share Transfer Documents are attached, garnished or levied upon under any court order, or if the delivery of any of the Share Transfer Documents is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent will obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, orders, judgments or decrees, it will not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

1.14 Except as herein otherwise provided, the Escrow Agent is authorized and directed to disregard any and all notices and warnings which may be given to it by any of the parties hereto or by any other person. It will, however, obey the order, judgment or decree of any court of competent jurisdiction, and it is hereby authorized to comply with and obey such orders, judgments or decrees and in case of such compliance, it shall not be liable by reason thereof to any of the parties hereto or to any other person, even if thereafter any such order, judgment or decree may be reversed, modified, annulled, set aside or vacated.

1.15 If the Escrow Agent receives any valid court order contrary to the instructions contained in this Agreement, the Escrow Agent may continue to hold the Share Transfer Documents until the lawful determination of the issue between the parties hereto.

1.16 If written notice of protest is made by the Vendor and/or the Purchaser to the Escrow Agent to any action contemplated by the Escrow Agent under this Agreement, and such notice sets out reasons for such protest, the Escrow Agent may, at its sole discretion, continue to hold the Share Transfer Documents until the right to the documents is legally determined by a court of competent jurisdiction or otherwise.

1.17 The Escrow  Agent may  resign as Escrow  Agent by giving not less than five
(5) days' notice thereof to the Vendor and the Purchaser. The Vendor and the Purchaser may terminate the Escrow Agent by giving not less than five (5) days' notice to the Escrow Agent. The resignation or termination of the Escrow Agent will be effective and the Escrow Agent will cease to be bound by this Agreement on the date that is five (5) days after the date of receipt of the termination notice given hereunder or on such other date as the Escrow Agent, the Vendor and the Purchaser may agree upon. All indemnities granted to the Escrow Agent herein will survive the termination of this Agreement or the termination or resignation of the Escrow Agent. In the event of termination or resignation of the Escrow Agent for any reason, the Escrow Agent shall, within that five (5) days' notice period, deliver the Share Transfer Documents to the new Escrow Agent to be named by the Vendor and the Purchaser.

1.18 Notwithstanding anything to the contrary contained herein, in the event of any dispute arising between the Vendor and/or the Purchaser, this Agreement or any matters arising thereto, the Escrow Agent may, in its sole discretion, deliver and interplead the Share Transfer Documents into court and such delivery and interpleading will be an effective discharge to and of the Escrow Agent.

1.19 The Company will pay all of the compensation of the Escrow Agent and will reimburse the Escrow Agent for any and all reasonable expenses, disbursements and advances made by the Escrow Agent in the performance of its duties hereunder, including reasonable fees, expenses and disbursements incurred by its counsel.

2. REPRESENTATIONS AND WARRANTIES

2.1 The Vendor represents and warrants to the Purchaser (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Purchaser will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Shares as contemplated herein, that:

     (a) the Vendor is the beneficial owner of the Shares free and clear of all liens, charges and encumbrances of any kind whatsoever;

     (b) there are no written instruments, buy-sell agreements, registration rights or agreements, voting agreements or other agreements by and between or among the Vendor or any other person, imposing any restrictions upon the transfer, prohibiting the transfer of or otherwise pertaining to the Shares or the ownership thereof;

     (c) the Vendor has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement and to transfer the legal and beneficial title and ownership of the Shares to the Purchaser;

     (d) no person, firm, corporation or entity of any kind has or will have any agreement or option or any right capable at any time of becoming an agreement to:

          (i)  purchase or otherwise acquire the Shares; or

          (ii) require the Vendor to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Shares other than under this Agreement;

     (e) this Agreement and all other documents required to be executed and delivered by the Vendor have been duly, or will when executed and delivered be duly, executed and delivered by the Vendor, and constitute the legal, valid and binding obligations of the Vendor, enforceable against the Vendor in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies;

     (f) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Vendor or of any agreement, written or oral, to which the Vendor may be a party or by which the Vendor is or may be bound;

     (g) the Vendor acquired the Purchase Shares in a transaction exempt from the registration requirements of the 1933 Act either (i) pursuant to
          Section 4(1) of the 1933 Act, or (ii) pursuant to Section 4(a)(2) of the 1933 Act in the event that the Vendor is deemed an underwriter;

     (h) the Vendor is not an "underwriter" (as such term is defined in Section 2(11) of the 1933 Act) of any securities of the Company; and

     (i) the Vendor has not taken any action which would impose any obligation or liability to any person for finder's fees, agent's commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

2.2 The Purchaser represents and warrants to the Vendor (which representations and warranties shall survive the closing of the transactions contemplated in this Agreement), with the intent that the Vendor will rely thereon in entering into this Agreement and in concluding the purchase and sale of the Shares as contemplated herein, that:

     (a) the Purchaser has the power and capacity and good and sufficient right and authority to enter into this Agreement on the terms and conditions set forth in this Agreement;

     (b) the Purchaser is not an "underwriter" (as such term is defined in Section 2(11) of the 1933 Act) of any securities of the Company;

     (c) this Agreement and all other documents required to be executed and delivered by the Purchaser have been duly, or will when executed and delivered be duly, executed and delivered by the Purchaser, and constitute the legal, valid and binding obligations of the Purchaser, enforceable against the Purchaser in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors, specific performance, injunctive relief and other equitable remedies;

     (d) the entering into of this Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Purchaser or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

     (e) the Purchaser has not taken any action which would impose any obligation or liability to any person for finder's fees, agent's commissions or like payments in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby;

     (f) the sale of the Shares to the Purchaser as contemplated in this Agreement complies with or is exempt from the applicable securities legislation of the jurisdiction of residence of the Purchaser;

     (g) it has had access to all of the books and records of the Company and accordingly agrees that it is familiar with and has access to information regarding the Company similar to information that would be available in a registration statement filed by the Company under the 1933 Act;

     (h) it is acquiring the Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Shares;

     (i) it (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time;

     (j) it understands and agrees that the Shares are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act; and

     (k) the Purchaser is not acquiring the Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

2.3 If the Purchaser is resident in Canada, the Purchaser agrees to deliver, along with an executed copy of this Agreement:

     (a) a fully completed and executed Investor Questionnaire in the form attached as Exhibit 1 hereto; and

     (b) such other supporting documentation that the Vendor or its legal counsel may request to establish the Purchaser's qualification as a qualified purchaser.

3. LEGENDING AND REGISTRATION OF SUBJECT SHARES

3.1 The Purchaser hereby acknowledges that a legend may be placed on the certificates representing the Shares to the effect that the Shares represented by such certificates are subject to a hold period and may not be traded until the expiry of such hold period except as permitted by applicable securities legislation. The Purchaser hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

4. ENTIRE AGREEMENT

4.1  There  are  no  representations,   warranties,  collateral  agreements,  or
conditions except as herein specified.

5. EXPENSES

5.1 Each party to this Agreement will be responsible for all of its own expenses, legal and other professional fees, disbursements, and all other costs incurred in connection with the negotiation, preparation, execution, and delivery of this Agreement and all documents and instruments relating hereto and the consummation of the transactions contemplated hereby.

6. PROPER LAW

6.1 This Agreement will be governed by and construed in accordance with the law of British Columbia.

7. FURTHER ASSURANCES

7.1 The parties to this Agreement hereby agree to execute and deliver all such further documents and instruments and do all acts and things as may be necessary or convenient to carry out the full intent and meaning of and to effect the transactions contemplated by this Agreement.

8. ELECTRONIC MEANS

8.1 Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

9. COUNTERPARTS

9.1 This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.


         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the day of ______________, 2014.


EXECUTED by Mary Wolf in the presence of:
                                             )
                                             )
Signature                                    )
                                             )
----------------------------------------     )
Print Name                                   )
                                             )
----------------------------------------     )  --------------------------------
Address                                      )  MARY WOLF
                                             )
----------------------------------------     )
Occupation                                   )


EXECUTED by James Geiskopf in the presence of:
                                             )
                                             )
Signature                                    )
                                             )
----------------------------------------     )
Print Name                                   )
                                             )
----------------------------------------     )  --------------------------------
Address                                      )  JAMES GEISKOPF
                                             )
----------------------------------------     )
Occupation                                   )

                                    EXHIBIT 1

                                  QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Transfer Agreement.

The Purchaser covenants, represents and warrants to the Vendor that:

     1. the Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the transactions detailed in the Transfer Agreement and the Purchaser is able to bear the economic risk of loss arising from such transactions;

     2.   the Purchaser is (TICK ONE OR MORE OF THE FOLLOWING BOXES):

          (A)  a director, executive officer or control person of the
               Company or an affiliate of the Company                        [ ]

          (B)  a  spouse,  parent,  grandparent,  brother,  sister or child of a  director,  executive  officer  or  control
               person of the Company or an affiliate of the Company          [ ]

          (C)  a parent, grandparent, brother, sister or child of the spouse of a  director,  executive  officer  or control
               person of the Company or an affiliate of the Company          [ ]

          (D)  a  close  personal  friend  of a  director,  executive
               officer or control person of the Company                      [ ]

          (E)  a close  business  associate of a director,  executive
               officer or control person of the Company                      [ ]

          (F)  an accredited investor                                        [ ]

          (G)  a  company,  partnership  or other  entity  of which a majority  of the voting  securities  are  beneficially
               owned by, or a majority of the directors are,  persons
               described in paragraphs A to F                                [ ]

          (H)  a trust or estate of which all of the beneficiaries or a majority of the  trustees or  executors  are persons
               described in paragraphs A to F                                [ ]

     3. if the Purchaser has checked box B, C, D, E, G or H in paragraph 2 above, the director, executive officer, founder or control person of the Company with whom the undersigned has the relationship is:

          (INSTRUCTIONS TO PURCHASER: FILL IN THE NAME OF EACH DIRECTOR, EXECUTIVE OFFICER, FOUNDER AND CONTROL PERSON WHICH YOU HAVE THE ABOVE-MENTIONED RELATIONSHIP WITH. IF YOU HAVE CHECKED BOX G OR H, ALSO INDICATE WHICH OF A TO F DESCRIBES THE SECURITYHOLDERS, DIRECTORS, TRUSTEES OR BENEFICIARIES WHICH QUALIFY YOU AS BOX G OR H AND PROVIDE THE NAMES OF THOSE INDIVIDUALS. PLEASE ATTACH A SEPARATE PAGE IF NECESSARY).

     4. if the Purchaser has ticked box F in Section 2 above, the Purchaser satisfies one or more of the categories of "accredited investor" (as that term is defined in National Instrument 45-106) indicated below (please check the appropriate box):

          [ ] (a) an individual registered or formerly registered under securities legislation in a jurisdiction of Canada, as a representative of a person or company registered under securities legislation in a jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario) or the SECURITIES ACT (Newfoundland);

          [ ]  (b) an  individual  registered or formerly  registered  under the
               securities   legislation  of  a  jurisdiction   of  Canada  as  a
               representative of a person referred to in paragraph (a);

          [ ] (c) an individual who either alone or with a spouse beneficially owns, directly or indirectly, financial assets (as defined in National Instrument 45-106) having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds CDN$1,000,000;

          [ ] (d) an individual whose net income before taxes exceeded CDN$200,000 in each of the two more recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

          [ ] (e) an individual who, either alone or with a spouse, has net assets of at least CDN $5,000,000; or

          [ ] (f) a person, other than an individual or investment fund, that had net assets of at least CDN$5,000,000 as reflected on its most recently prepared financial statements.

     IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ________ day of __________________, 2014.


If an Individual:                         If a Corporation, Partnership or Other
Entity:


-------------------------------------     --------------------------------------
Signature                                 Print or Type Name of Entity


-------------------------------------     --------------------------------------
Print or Type Name                        Signature of Authorized Signatory


                                          --------------------------------------
                                          Type of Entity